SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2003

(Date of earliest event reported)

Niku Corporation

(Exact name of Registrant as specified in its charter)

Delaware		77-0473454

(State of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

305 Main Street Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 298-4600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.	EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated August 21, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 21, 2003, Niku Corporation, a Delaware corporation (the”Company”), issued a press release announcing its financial results for the quarter ended July 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. The Company believes that the presentation of non-GAAP pro forma information included in the press release may be of use to investors because the Company has historically provided such information and understands that some investors consider it useful in evaluating the Company’s on-going operations. The Company uses pro forma information, along with GAAP information, in evaluating the Company’s on-going operations. The non-GAAP pro forma information should be read in conjunction with the GAAP information. A reconciliation of the non-GAAP pro forma information to the GAAP information is included in the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NIKU CORPORATION

Date:	August 21, 2003	By:	/s/ Michael Shahbazian

Name:	Michael Shahbazian
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 21, 2003